Exhibit 99.2

Q3 2015 Earnings July 22, 2015

Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results and our planned sale of the Broadband Network Solutions business. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the operations of Measurement Specialties will not be successfully integrated into ours; the risk that sales opportunities, cost savings and other anticipated synergies from the Measurement Specialties acquisition may not be fully realized or may take longer to realize than expected; and the risk that the sale of the Broadband Network Solutions business may not be consummated, or if consummated, we do not realize the anticipated benefits from such transaction. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 26, 2014 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. Forward-Looking Statements and Non-GAAP Measures 2

Solid earnings for the quarter Sales up 1% Y/Y and 4% organic to $3.12B, below guidance level $0.90 Adjusted EPS up 6% Y/Y and above the high end of guidance Free Cash Flow $391M; Returned $386M to shareholders including $252M in share buybacks Book-to-Bill of 1.0, excluding Subsea Communications Continued margin expansion with benefits from TE Operating Advantage (TEOA) 33.6% Adjusted Gross Margin, up 50 bps Y/Y Adjusted Operating Margin 15.9%, up 50 bps vs prior year Growth despite softness in certain end markets and foreign exchange headwinds Organic growth in Automotive, Sensors, Commercial Aerospace and SubCom offsetting broad softness in China and supply chain adjustments in certain end markets SubCom awarded new $400M NCP program, with $1.5B of programs now in force FX headwinds: $296M* sales and $0.10 EPS Y/Y Obtained US and EU approval of Broadband Networks divestiture and expect to close within 90 days Organic Sales Growth, Adjusted EPS, Adjusted Operating Margin, Adjusted Gross Margin, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. * Includes $18M unfavorable currency impact to sales from acquisitions. Exceeded EPS High End of Guidance Due to Strong Execution Q3 2015 Summary 3

Strong performance in harsh businesses and SubCom FY15 organic sales guidance up 5% vs prior year Adjusted EPS range of $3.60 - $3.66, up 10% vs prior year at Mid-Point FY15 FX headwinds total $925M in sales and $0.32 in EPS vs prior year Adjusting full year Adjusted EPS guidance down $0.04 for changes in macro environment Weakness driven by China slowdown and supply chain adjustments Q4 organic sales guidance up 3% vs prior year; Adjusted EPS of $0.93 at mid-point and up 6% Y/Y FY15 Sales and Adjusted EPS guidance reduced slightly from prior view Organic Sales Growth, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation. 5% Organic Sales Growth and 19% Adjusted EPS Growth Y/Y in Constant Currency FY 2015 Summary 4 Sales (in millions) Adjusted EPS FY14 Results (Recast in March 23, 2015 Form 8-K) $11,973 $3.31 FX Impact (925) (0.32) Operational Performance 1,302 0.64 FY15 Guidance $12,350 $3.63

Y/Y Growth Rates Actual Organic Automotive $1,221 (6)% 6% Commercial Transportation 206 (14)% (5)% Sensors 194 288% 4%* Transportation Solutions $1,621 2% 4% $ in Millions Sales TE Automotive sales up 6% organically with growth across all regions despite auto production relatively flat Softness in the China heavy truck market and continued weakness in off-road vehicles in Commercial Transportation Expanding in auto sensor applications and attractive consumer applications Adjusted Operating Margins down slightly as expected due to FX, ICT decline and Sensors investments Adjusted Operating Margin improved Y/Y in Automotive and Commercial Transportation Business Performance Actual Up 2% Organic Up 4% Actual Organic Orders $1,643 5% 5% Adjusted Operating Margin Adjusted Operating Income $317M, Down 2% *Sensors organic sales growth represents TE’s organic sensors business, excluding the impact of the Measurement Specialties and AST acquisitions and changes in foreign currency exchange rates Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 5 20.5% 19.6% Q3 2014 Q3 2015 $1,586 $1,621 Q3 2014 Q3 2015

Y/Y Growth Rates Actual Organic Industrial Equipment $345 (1)% 1% Aerospace, Defense, Oil & Gas 279 (4)% (5)% Energy 182 (13)% -% Industrial Solutions $806 (5)% (1)% $ in Millions Sales Industrial markets mixed; Growth in Europe offset by weakness in US; China growth lower than expected Continued strength in Commercial Air offset by ~35% decline in Oil and Gas market Y/Y Energy growth in China and Americas offset by declines in Europe Y/Y Adjusted Operating Margin impacted by FX and declines in higher margin Oil and Gas business Business Performance Actual Down 5% Organic Down 1% Actual Organic Orders $820 (4)% -% Adjusted Operating Margin Adjusted Operating Income $109M, Down 11% Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Industrial Solutions 6 14.5% 13.5% Q3 2014 Q3 2015 $849 $806 Q3 2014 Q3 2015

Y/Y Growth Rates Actual Organic Data & Devices $328 (20)% (16)% Appliances 161 (9)% (3)% SubCom 202 288% 288% Communications Solutions $691 8% 12% $ in Millions Sales Continued momentum in SubCom with new $400M NCP program coming into force Appliances impacted by weakness in Asia, particularly China, and supply chain adjustments in North America Data & Devices decline Y/Y due to market softness and product exits Adjusted Operating Margin more than doubled Y/Y due to robust SubCom growth Business Performance Actual Up 8% Organic Up 12% Actual Organic Orders $1,055 (6)% (3)% Adjusted Operating Margin Adjusted Operating Income $71M, Up 163% Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. 7 Communications Solutions 4.2% 10.3% Q3 2014 Q3 2015 $640 $691 Q3 2014 Q3 2015

Organic Sales Growth, Adjusted Operating Income, Adjusted Operating Margin, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation. ($ in Millions, except per share amounts) Q3 FY14 Q3 FY15 Net Sales $ 3,075 $ 3,118 Operating Income $ 464 $ 469 Acquisition Related Charges 1 10 Restructuring & Other Charges, net 10 18 Adjusted Operating Income $ 475 $ 497 Operating Margin 15.1% 15.0% Adjusted Operating Margin 15.4% 15.9% GAAP Earnings Per Share $ 0.83 $ 0.85 Acquisition Related Charges - 0.01 Restructuring & Other Charges, net 0.02 0.05 Tax Items - (0.01) Adjusted EPS $ 0.85 $ 0.90 4% Organic Sales Growth and 18% Adjusted EPS Growth Y/Y in Constant Currency Q3 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Gross Margin increases 50 bps driven by strong productivity Adjusted Operating Margin expansion driven by TEOA initiatives, restructuring savings and additional volume FCF impacted by timing of tax payments Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, and Adjusted Operating Margin are non-GAAP measures; See Appendix for description and reconciliation. 16.0% TE Operating Advantage (TEOA) 9 33.1% 33.6% Q3 2014 Q3 2015 $442 $391 Q3 2014 Q3 2015 15.4% 15.9% Q3 2014 Q3 2015

Q4 Outlook*

	Sales Guidance	Highlights
Transportation Solutions	Up Mid Single Digits Up Mid Single Digits Organic	• Automotive growth expected in US and Europe, China about flat and South America down; Continued weakness in Commercial Transportation, organically down about 1%
Industrial Solutions	Down Mid Single Digits Down Low Single Digits Organic	• Industrial primarily impacted by weakness in Oil and Gas and slowing China
Communications Solutions	Up Low Single Digits Up Mid Single Digits Organic	• SubCom exits the year with ~$200M in Q4; Low margin product exits in Data & Devices
TE Connectivity	Sales $3.02B to $3.18B Adjusted EPS $0.90 to $0.96	• Sales up 1% and up 3% organic Y/Y at midpoint • Sales growth more than offset $244M FX impact • Adjusted EPS up 2% - 9% Y/Y, includes ~$0.10 FX headwind

Sales Up 3% Organically, with 17% Adjusted EPS Growth Y/Y in Constant Currency

* Assumes foreign exchange rates and commodity prices that are consistent with current levels
Organic Sales Growth, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation.

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FY15 Outlook*

	Sales Guidance	Highlights
Transportation Solutions	Up Mid Single Digits Up Mid Single Digits Organic	• Automotive growth expected 5% - 6% on global auto production growth of ~2% Y/Y • Sensors gaining traction with Automotive customers and other high growth applications • SubCom revenues above $700M with solid pipeline and $1.5B of programs in force • Slowdown in China impacting second half growth rates • Performance in harsh businesses drive strong adjusted operating margin while growing investment in Sensors
Industrial Solutions	Down Low Single Digits Up Low Single Digits Organic	
Communications Solutions	Up Mid Single Digits Up High Single Digits Organic	
TE Connectivity	Sales of $12.28B - $12.42B Adjusted EPS of $3.60 - $3.66	• Sales up 3% at midpoint, up 5% organic at midpoint • FX impacting sales by ~$925M Y/Y • Adjusted EPS up 10% at midpoint, with ~$0.32 FX headwind

Sales Up 5% Organically, with 19% Adjusted EPS Growth Y/Y in Constant Currency

* Assumes foreign exchange rates and commodity prices that are consistent with current levels
Organic Sales Growth, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation.

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Additional Information 12

Y/Y Q3 2015 Continuing Ops Performance (in millions except per share amounts) 13 Sales Adjusted EPS Q3 2014 Results (Previously Reported) $3,580 $1.00 Discontinued Operations (505) (0.15) Q3 2014 Results (Recast in March 23, 2015 Form 8-K) $3,075 $0.85 FX Impact (296)* (0.10) Operational Performance 339 0.15 Q3 2015 Continuing Operations Results $3,118 $0.90 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. * Includes $18M unfavorable currency impact to sales from acquisitions.

Y/Y FY15 Expected Performance (in millions except per share amounts) 14 Sales Adjusted EPS FY14 Results (Previously Reported) $13,912 $3.79 Discontinued Operations (1,939) (0.48) FY14 Results (Recast in March 23, 2015 Form 8-K) $11,973 $3.31 FX Impact (925) (0.32) Operational Performance 1,302 0.64 FY15 Guidance $12,350 $3.63 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation.

Liquidity Summary ($ in Millions) Q3 2015 Q3 2014 Beginning Cash Balance $697 $1,429 Free Cash Flow 391 442 Dividends (134) (119) Share repurchases (226) (60) Proceeds from exercise of share options 9 31 Repayment of Commercial Paper (105) - Pre-separation tax (payments) receipts, net 3 (200) Other 66 90 Ending Cash Balance $701 $1,613 Total Debt $4,026 $2,911 ($ in Millions) Q3 2015 Q3 2014 Cash from Continuing Operations $524 $402 Capital expenditures, net Pre-separation US tax payments (receipts) (130) (3) (160) 200 Free Cash Flow $391 $442 A/R - $ $2,185 $2,113 Days Sales Outstanding* 64 62 Inventory (Excl. CIP) - $ $1,651 $1,531 Days on Hand* 72 67 Accounts Payable - $ $1,206 $1,268 Days Outstanding* 52 55 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions. Free Cash Flow and Working Capital Liquidity, Cash & Debt Q3 Balance Sheet & Cash Flow Summary 15

Appendix 16

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” “Adjusted Earnings Per Share in Constant Currency” and “Free Cash Flow” are non-GAAP measures and should not be considered replacements for results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP measures may not be comparable to similarly-titled measures reported by other companies. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP measures in combination with the most directly comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The following provides additional information regarding these non-GAAP measures: Organic Sales Growth – is a useful measure of our underlying results and trends in the business. It is also a significant component in our incentive compensation plans. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage (the most comparable GAAP measures) before special items including acquisition related charges, if any. We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. Adjusted Operating Income – represents operating income (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Operating Margin – represents operating margin (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. Adjusted Other Income, Net – represents other income, net (the most comparable GAAP measure) before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income Tax Expense – represents income tax expense (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Effective Tax Rate – represents effective income tax rate (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). 17

Adjusted Income from Continuing Operations – represents income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. Adjusted Earnings Per Share in Constant Currency – represents Adjusted Earnings Per Share excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe providing constant currency information provides valuable supplemental information regarding our earnings per share growth Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating Free Cash Flow. Free Cash Flow subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Non-GAAP Measures (cont.) 18

Segment Summary Q3 FY2015 19 Adjusted Operating Y/Y Actual Y/Y Organic Margin for the June 26, June 27, Sales Sales Quarter Ended Segment 2015 2014 Growth Growth (1) June 26, 2015 (1) Transportation Solutions 1,621 $ 1,586 $ 2.2% 3.9% 19.6 % Industrial Solutions 806 849 (5.1) (1.3) 13.5 Communications Solutions 691 640 8.0 12.2 10.3 Total 3,118 $ 3,075 $ 1.4% 4.2% 15.9% (1) See description and reconciliation of non-GAAP measures contained in this Appendix. For the Quarters Ended Net Sales ($ in millions)

Reconciliation of Net Sales Growth– Q3 15 vs. Q3 14

	Change in Net Sales for the Quarter Ended June 26, 2015 versus Net Sales for the Quarter Ended June 27, 2014						Percentage of Segment's Total Net Sales for the Quarter Ended June 26, 2015
	Organic [(1)]		Translation [(2)]	Acquisitions	Total		
	($ in millions)						
Transportation Solutions [(3)]:							
Automotive	$ 73	5.7 %	$ (149)	$ -	$ (76)	(5.9) %	75 %
Commercial Transportation	(13)	(5.2)	(20)	-	(33)	(13.8)	13
Sensors	2	4.3	(5)	147	144	288.0	12
Total	62	3.9	(174)	147	35	2.2	100 %
Industrial Solutions [(3)]:							
Industrial Equipment	4	1.0	(28)	20	(4)	(1.1)	43
Aerospace, Defense, Oil, and Gas	(15)	(5.0)	(23)	25	(13)	(4.5)	35
Energy	-	-	(26)	-	(26)	(12.5)	22
Total	(11)	(1.3)	(77)	45	(43)	(5.1)	100 %
Communications Solutions [(3)]:							
Data and Devices	(66)	(16.1)	(17)	-	(83)	(20.2)	48
Appliances	(6)	(3.3)	(10)	-	(16)	(9.0)	23
Subsea Communications	150	288.5	-	-	150	288.5	29
Total	78	12.2	(27)	-	51	8.0	100 %
Total	$ 129	4.2 %	$ (278)	$ 192	$ 43	1.4 %	

(1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Net Sales Growth by Segment and Geography – Q3 15 vs. Q3 14

	Change in Net Sales for the Quarter Ended June 26, 2015 versus Net Sales for the Quarter Ended June 27, 2014										
	Organic [1]			Translation [2]		Acquisitions		Total			
	($ in millions)										
Transportation Solutions:											
EMEA	$	30	4.5 %	$	(128)	$	65	$	(33)	(4.9) %	
Asia–Pacific		39	7.1		(28)		20		31	5.7	
Americas		(7)	(1.9)		(18)		62		37	10.1	
Total		62	3.9		(174)		147		35	2.2	
Industrial Solutions:											
EMEA		6	1.9		(64)		10		(48)	(14.4)	
Asia–Pacific		4	2.3		(10)		2		(4)	(2.4)	
Americas		(21)	(6.0)		(3)		33		9	2.6	
Total		(11)	(1.3)		(77)		45		(43)	(5.1)	
Communications Solutions:											
EMEA		8	9.5		(18)		-		(10)	(11.2)	
Asia–Pacific		(68)	(18.6)		(8)		-		(76)	(20.8)	
Americas		138	74.0		(1)		-		137	73.7	
Total		78	12.2		(27)		-		51	8.0	
Total:											
EMEA		44	4.1		(210)		75		(91)	(8.3)	
Asia–Pacific		(25)	(2.3)		(46)		22		(49)	(4.5)	
Americas		110	12.2		(22)		95		183	20.3	
Total	$	129	4.2 %	$	(278)	$	192	$	43	1.4 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 26, 2015 22 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (Non-GAAP) (2) Operating Income: Transportation Solutions 303 $ 5 $ 9 $ - $ 317 $ Industrial Solutions 98 5 6 - 109 Communications Solutions 68 - 3 - 71 Total 469 $ 10 $ 18 $ - $ 497 $ Operating Margin 15.0% 15.9% Other Income, Net 11 $ - $ - $ (5) $ 6 $ Income Tax Expense (100) $ (5) $ 1 $ - $ (104) $ Effective Tax Rate 22.2% 21.9% Income from Continuing Operations Attributable to TE Connectivity Ltd. 351 $ 5 $ 19 $ (5) $ 370 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.85 $ 0.01 $ 0.05 $ (0.01) $ 0.90 $ Adjustments ($ in millions, except per share data) (1) Includes $8 million of acquisition and integration costs, $1 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $1 million of restructuring costs. (2) See description of non-GAAP measures contained in this Appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 27, 2014 23 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges Charges, Net (Non-GAAP) (1) Operating Income: Transportation Solutions 325 $ - $ - $ 325 $ Industrial Solutions 121 1 1 123 Communications Solutions 18 - 9 27 Total 464 $ 1 $ 10 $ 475 $ Operating Margin 15.1% 15.4% Other Income, Net 9 $ - $ - $ 9 $ Income Tax Expense (102) $ - $ (3) $ (105) $ Effective Tax Rate 22.7% 22.8% Income from Continuing Operations Attributable to TE Connectivity Ltd. 347 $ 1 $ 7 $ 355 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.83 $ - $ 0.02 $ 0.85 $ Adjustments ($ in millions, except per share data) (1) See description of non-GAAP measures contained in this Appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 26, 2014 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 297 $ 4 $ 4 $ - $ 305 $ Industrial Solutions 113 29 - - 142 Communications Solutions 41 - - - 41 Total 451 $ 33 $ 4 $ - $ 488 $ Operating Margin 14.7% 15.9% Other Income, Net 6 $ - $ - $ - $ 6 $ Income Tax (Expense) Benefit 185 $ (7) $ 3 $ (282) $ (101) $ Effective Tax Rate NM (4) 21.7% Income from Continuing Operations Attributable to TE Connectivity Ltd. 614 $ 26 $ 7 $ (282) $ 365 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 1.48 $ 0.06 $ 0.02 $ (0.68) $ 0.88 $ (4) Not meaningful. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data) (1) Includes $29 million of acquisition and integration costs and $4 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales. (2) Income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 26, 2014 25 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,245 $ 4 $ 4 $ - $ 1,253 $ Industrial Solutions 431 31 7 - 469 Communications Solutions 129 - 8 - 137 Total 1,805 $ 35 $ 19 $ - $ 1,859 $ Operating Margin 15.1% 15.5% Other Income, Net 63 $ - $ - $ (39) $ 24 $ Income Tax Expense (146) $ (7) $ (4) $ (239) $ (396) $ Effective Tax Rate 8.3% 22.3% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,614 $ 28 $ 15 $ (278) $ 1,379 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 3.87 $ 0.07 $ 0.04 $ (0.67) $ 3.31 $ (2) Includes income tax benefits of $282 million recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters, including $18 million related to our share of a settlement agreement entered into by Tyco International with a former subsidiary. (3) See description of non-GAAP measures contained in this Appendix. ($ in millions, except per share data) (1) Includes $31 million of acquisition and integration charges and $4 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales. Adjustments

Reconciliation of Gross Margin & Gross Margin Percentage 26 June 26, June 27, 2015 2014 Net Sales 3,118 $ 3,075 $ Cost of Sales 2,070 2,057 Gross Margin 1,048 1,018 Gross Margin Percentage 33.6% 33.1% Acquisition Related Charges 1 - Adjusted Gross Margin (1) 1,049 $ 1,018 $ Adjusted Gross Margin Percentage (1) 33.6% 33.1% (1) See description of non-GAAP measures contained in this Appendix. ($ in millions) For the Quarters Ended

Reconciliation of Free Cash Flow 27 June 26, June 27, 2015 2014 Net cash provided by continuing operating activities 524 $ 402 $ Capital expenditures, net (130) (160) Payments (receipts) related to pre-separation U.S. tax matters, net (3) 200 Free cash flow (1) 391 $ 442 $ (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended (in millions)

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q4 2015 and Fiscal 2015 28 Outlook for the Quarter Ending September 25, Outlook for 2015 Fiscal 2015 Diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (GAAP) $0.81 - 0.87 $3.48 - 3.54 Restructuring and other charges, net 0.06 0.27 Acquisition related charges 0.03 0.18 Tax items - (0.33) Adjusted diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (non-GAAP) (1) $0.90 - 0.96 $3.60 - 3.66 Net sales growth (GAAP) (2) - 3% 3 - 4% Translation 8 8 (Acquisitions) divestitures (6) (7) Organic net sales growth (non-GAAP) (1) 0 - 5% 4 - 5% (1) See description of non-GAAP measures contained in this Appendix.

Impact of Changes in Foreign Currency Exchange Rates for Q3 2015, Q4 2015 and Fiscal 2015 29 For the Outlook for the Quarter Ended Quarter Ending June 26, September 25, Outlook for 2015 2015 Fiscal 2015 Adjusted diluted earnings per share from continuing operations attributable to TE Connectivity Ltd., excluding the impact of changes in foreign currency exchange rates (non-GAAP) (1) $1.00 $1.00 - 1.06 $3.92 - 3.98 Impact of changes in foreign currency exchange rates (0.10) (0.10) (0.32) Adjusted diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (non-GAAP) (1) $0.90 $0.90 - 0.96 $3.60 - 3.66 (1) See description of non-GAAP measures contained in this Appendix. As of July 22, 2015